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                                                                 Exhibit 10.10

                                 THIRD AMENDMENT
                                       TO
                              ARGO-TECH CORPORATION
                                 EMPLOYEE STOCK
                                 OWNERSHIP PLAN
                                       AND
                                 TRUST AGREEMENT

                  WHEREAS, Argo-Tech Corporation (HBP), formerly known as Argo-Tech Corporation, established the Argo-Tech Corporation Employee Stock Ownership Plan (the "Plan") effective as of May 17, 1994 under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement between Argo-Tech Corporation (HBP), formerly known as Argo-Tech Corporation, and Society National Bank (the "Trust Agreement"); and

                  WHEREAS, Key Trust Company of Ohio, N.A. (the "Trustee") is the successor of Society National Bank; and

                  WHEREAS, Argo-Tech Corporation (HBP) deems it desirable further to amend the Plan and Trust Agreement, and the Trustee desires to consent to such amendment;

                  NOW, THEREFORE, effective as of the beginning of business on the Effective Date under the Credit Agreement dated as of July, 1997, among Argo-Tech Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent, the Trust Agreement is amended in the respects hereinafter set forth.

                  1. For all purposes of the Trust Agreement, the term "Company" means for all periods commencing on and after the beginning of business on the Effective Date under
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the Credit Agreement dated as of July, 1997, among Argo-Tech Corporation, as
Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent, Argo-Tech Corporation, a Delaware corporation, its corporate successors and the surviving corporation resulting from any merger of Argo-Tech Corporation with any corporation or corporations; and means for all periods prior to the beginning of business on the Effective Date under the Credit Agreement dated as of July, 1997, among Argo-Tech Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent, Argo-Tech Corporation
(HBP), a Delaware corporation, formerly known as Argo-Tech Corporation.

                  2. Section 1.29 of the Trust Agreement is amended to provide as follows:

                  1.29 "EMPLOYER" means the Company or any other employer who adopts this Plan as provided in Article XIV. If more than one Employer adopts the Plan, then for purposes of determining Continuous Service and Hours of Service, the Plan shall treat all Employers as a single Employer. The Plan shall make all allocations without regard to which Employer employs the Participant. A Participant's Compensation includes Compensation from all Employers, irrespective of which Employers are contributing to the Plan.

                  3. Section 1.53 of the Trust Agreement is amended to provide as follows:

                  1.53 "PLAN" means the stock bonus employee stock ownership plan established by the Company in the form of this Agreement and any amendments hereto, designated as an employee ownership plan within the meaning of Code Section 4975(e)(7) and designated as the Argo-Tech Employee Stock Ownership Plan for periods commencing on and after the beginning of business on the Effective Date under the Credit Agreement dated as of July, 1997, among Argo-Tech

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Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto,
and The Chase Manhattan Bank, as Administrative Agent, and designated as the Argo-Tech Corporation Employee Stock Ownership Plan for periods commencing before the beginning of business on the Effective Date under the Credit Agreement dated as of July, 1997, among Argo-Tech Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent.

                  4. Section 1.66 of the Trust Agreement is amended to provide as follows:

                           1.66 "TRUST" means the separate Trust created under the Plan, designated as the Argo-Tech Employee Stock Ownership Trust for periods commencing on and after the beginning of business on the Effective Date under the Credit Agreement dated as of July, 1997, among Argo-Tech Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent, and designated as the Argo-Tech Corporation Employee Stock Ownership Trust for periods commencing before the beginning of business on the Effective Date under the Credit Agreement dated as of July, 1997, among Argo-Tech Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent.

                  5. A new Article XIV is added to the Trust Agreement to provide as follows:


                                   ARTICLE XIV
                          ADOPTION BY RELATED EMPLOYERS


                                    14.01 ADOPTION. Any Related Employer that is
                  not an Employer may, with the written consent of the Board of Directors of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and filed with the Company and the Trustee.

                  14.02 WITHDRAWAL OF AN EMPLOYER. An Employer (other than the Company) may, with the Company's consent, by action of its Board of Directors, withdraw from the Plan, such withdrawal to be effective upon notice in writing to the Committee and the Trustee (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all

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purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event it ceases to be a Related Employer. The withdrawal of an Employer shall not be treated as a termination of the Plan. The merger, consolidation, or liquidation of the Company or any Employer with or into the Company, any other Employer, or Related Employer shall not constitute a withdrawal from the Plan of such Employer.

                       *               *              *

                  IN WITNESS WHEREOF, Argo-Tech Corporation (HBP), formerly known as Argo-Tech Corporation, has executed this Third Amendment this 18th day of July, 1997.


                                      ARGO-TECH CORPORATION (HBP)

                                      By /s/ Paul R. Keen
                                        ------------------------------------
                                        Title: Vice President

                                      And /s/ Frances S. St. Clair
                                         ------------------------------------
                                         Title: Vice President

                  IN WITNESS WHEREOF, Key Trust Company of Ohio, N.A., as the Trustee, hereby consents to the foregoing amendment.

                  EXECUTED this 18th day of July, 1997.


                                      KEY TRUST COMPANY OF OHIO, N.A.

                                      By /s/ Richard Lutts
                                        -------------------------------------
                                        Title: Vice President

                                       And /s/ [Illegible]
                                          ------------------------------------
                                          Title: Vice President


                  IN WITNESS WHEREOF, pursuant to authorization of its Board of Directors, Argo-Tech Corporation, a Delaware corporation, hereby assumes, effective as of the beginning


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of business on the Effective Date under the Credit Agreement dated as of July,
1997, among Argo-Tech Corporation, as Borrower, AT Holdings Corporation, the Lenders Party Thereto, and The Chase Manhattan Bank, as Administrative Agent, the status of the "Company" under the Argo-Tech Employee Stock Ownership Plan and Trust Agreement, formerly known as the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement, as provided hereinabove.

                  EXECUTED this 18th day of July 1997.

                                       ARGO-TECH CORPORATION

                                       By /s/ Paul R. Keen
                                         ------------------------------
                                         Title: Vice President

                                       And /s/ Frances S. St. Clair
                                         ------------------------------
                                         Title: Vice President



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